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                                                                    EXHIBIT 10.6

                               SABA SOFTWARE, INC.

                       RESTRICTED STOCK PURCHASE AGREEMENT

                THIS RESTRICTED STOCK PURCHASE AGREEMENT (the "Agreement") is entered into as of ______________, by and between Saba Software, Inc., a Delaware corporation (the "Company"), and _________________ ("Recipient").

                               W I T N E S S E T H

                WHEREAS, the Company regards Recipient as a valuable contributor to the Company and has determined that it would be in the interest of the Company and its stockholders to sell the Stock (as defined below) provided for in this Agreement to Recipient as an incentive for continued service with the Company and increased achievements in the future by Recipient;

                NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth, the parties to this Agreement hereby agree as follows:

                                A G R E E M E N T

                1. Restricted Stock Purchase.

                        (a) Contemporaneously with the execution of this Agreement, the Company will issue and sell to Recipient ___________ shares of Common Stock, par value $0.001 per share, of the Company (the "Stock") for a consideration of $___________ per share (the "Purchase Price"). Payment for the Stock in the amount of the Purchase Price multiplied by the number of shares issued hereunder shall be made to the Company upon execution of this Agreement. Such payment shall be made in cash, by check or wire transfer payable to the Company, by execution of a promissory note substantially in the form attached hereto as Exhibit A (the "Note"), or any combination of the foregoing. Stock certificates evidencing the Stock will be retained by the Company, accompanied by blank stock powers executed by Recipient, for the period during which the Stock constitutes Restricted Stock (as defined below) pursuant to the terms of Sections 2, 3 and 4 hereof.

                        (b) All shares of Stock issued hereunder shall be deemed issued to Recipient as fully paid and nonassessable shares, and Recipient shall have all rights of a stockholder with respect thereto, including the right to vote, receive dividends (including stock dividends), participate in stock splits or other recapitalizations, and exchange such shares in a merger, consolidation or other reorganization. The term "Stock," in addition to the shares purchased pursuant to this Agreement, also refers to all securities received in replacement of the Stock, as a stock dividend or as a result of any stock split, recapitalization, merger, reorganization, exchange or the like, and all new, substituted or additional securities or other properties to which Recipient is entitled by reason of Recipient's ownership of the Stock.



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                2. Restrictions.

                        (a) No Stock issued to the Recipient hereunder shall be sold, transferred by gift, pledged, hypothecated, or otherwise transferred or disposed of by the Recipient prior to the date when the Recipient shall become vested in such Stock pursuant to Section 3 or 4 hereof, and such Stock shall constitute "Restricted Stock" until such date. Any attempt to transfer Stock in violation of this Section 2 shall be null and void and shall be disregarded by the Company.

                        (b) In addition, Restricted Stock shall be subject to a repurchase option in favor of the Company (the "Repurchase Option"). The Repurchase Option shall be subject to the following terms and conditions:

                                (i) In the event of the voluntary or involuntary
termination of Recipient as an employee of the Company for any reason, with or without cause (including death or disability), the Company shall, upon the date of such termination, have an irrevocable, exclusive option for a period of ninety (90) days from such date to repurchase any or all Restricted Stock from Recipient or any person receiving the Restricted Stock by operation of law of other involuntary transfer, at the original Purchase Price for the Restricted Stock. The Repurchase Option may be assigned by the Company to any third person or entity.

                                (ii) The Repurchase Option shall be exercised by
written notice by the Company or its assignee to Recipient or his or her executor and, at the Company's or its assignee's option, by delivery to the Recipient or his or her executor, with such notice, of (A) a check in the amount of the Purchase Price for the Restricted Stock being repurchased, (B) in the event that Recipient is indebted to the Company or its assignee, by cancellation by the Company or its assignee of an amount of such indebtedness equal to the Purchase Price for the Restricted Stock being repurchased, or (C) by a combination of (A) and (B) so that the combined payment and cancellation of indebtedness equals such Purchase Price. Upon delivery by the Company or its assignee of such notice and payment of the Purchase Price, the Company or its assignee shall become the legal and beneficial owner of the Restricted Stock being repurchased and all rights and interest therein or related thereto, and the Company shall have the right to transfer to its or its assignee's own name the number of shares of Restricted Stock being repurchased by the Company or its assignee, without further action by Recipient.

                        (c) For purposes of facilitating the enforcement of the provisions of this Section 2, Recipient agrees, immediately upon receipt of the certificate(s) for the Stock, to deliver such certificate(s), together with an Assignment Separate from Certificate, in substantially the form of that attached hereto as Exhibit B, executed in blank by Recipient and Recipient's spouse (if required for transfer) with respect to each such stock certificate, to the Secretary or Assistant Secretary of the Company, or their designee, to hold in escrow for so long as such Stock remains Restricted Stock, with the authority to take all such actions and to effectuate all such transfers and/or releases as may be necessary or appropriate to accomplish the objectives of this Agreement in accordance with the terms hereof. Recipient hereby acknowledges that the appointment of the Secretary or Assistant Secretary of the Company (or their designee) as the escrow holder hereunder with the stated authorities is a material inducement to the Company to make this Agreement and that such appointment is coupled with an interest and is accordingly irrevocable. Recipient agrees that such escrow holder shall not be



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liable to any party hereto (or to any other party) for any actions or omissions unless such escrow holder is grossly negligent relative thereto. The escrow holder may rely upon any letter, notice or other document executed by any signature purported to be genuine and may resign at any time.

                3. Vesting. For purposes of this Agreement, the term "vest" shall mean with respect to any share of the Stock that such share is no longer Restricted Stock subject to the restrictions on transfer set forth in Section 2 and that such share is released from the Repurchase Option. If Recipient would become vested in any fraction of a share of Stock on any date, such fractional share shall not vest and shall remain Restricted Stock until the Recipient becomes vested in the entire share. The shares of Stock subject to this Agreement shall vest as follows:

                        (a) ________________ percent (___%) of the shares of
Stock subject to this Agreement shall vest on ________________; and

                        (b) the remaining ______________ percent (___%) of the shares of Stock subject to this Agreement shall vest in ________________ installments commencing on ________________ and continuing quarterly thereafter until all shares of Stock have become fully vested.

        Notwithstanding the vesting schedule set forth in this Section 3, upon termination without Cause (as defined below) by the Company of Recipient's employment with the Company, an additional fifty percent (50%) of the shares of Stock or, if less, all of the remaining shares of Restricted Stock, shall immediately vest and thereby be released from the Repurchase Option. For the purpose of this Section 3, "Cause" shall mean: (i) any act or failure to act by Recipient that was performed in bad faith and to the detriment of the Company;
(ii) recipient refuses or fails to act in accordance with any lawful, reasonable direction or order of the Board of Directors of the Company and such refusal or failure has a materially adverse effect on the Company's business; (iii) Recipient exhibits willful misconduct or dishonesty in the management of the affairs of the Company; or (iv) Recipient is convicted of a felony and such conviction has a material adverse effect on the Company or on Recipient's ability to serve as an employee of the Company.

                4. Corporate Transaction.

                        (a) For purposes of this Section 4, a "Corporate Transaction" shall include any of the following stockholder-approved transactions to which the Company is a party:

                                (i) a merger or consolidation in which the
Company is not the surviving entity, except for (1) a transaction the principal purpose of which is to change the state of the Company's incorporation, or (2) a transaction in which the Company's stockholders immediately prior to such merger or consolidation hold (by virtue of securities received in exchange for their shares in the Company) securities of the surviving entity representing more than fifty percent (50%) of the total voting power of such surviving entity immediately after such transaction;

                                (ii) the sale, transfer or other disposition of
all or substantially all of the assets of the Company unless the Company's stockholders immediately prior to such



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sale, transfer or other disposition hold (by virtue of securities received in exchange for their shares in the Company) securities of the purchaser or other transferee representing more than fifty percent (50%) of the total voting power of such entity immediately after such transaction; or

                                (iii) any reverse merger in which the Company is
the surviving entity but in which the Company's stockholders immediately prior to such merger do not hold (by virtue of their shares in the Company) securities of the surviving entity held immediately prior to such transaction representing more than fifty percent (50%) of the total voting power of the surviving entity immediately after such transaction.

                        (b) In the event of any Corporate Transaction, all of the Restricted Stock shall, immediately prior to the specified effective date of the Corporate Transaction, vest and thereby be released from the Repurchase Option.

                5. Withholding of Taxes. Recipient shall provide the Company with a copy of any timely election made pursuant to Section 83(b) of the Internal Revenue Code or similar provision of state law (collectively, an "83(b) Election"), a form of which election is attached hereto as Exhibit C. If Recipient makes a timely 83(b) Election, Recipient shall immediately pay the Company the amount necessary to satisfy any applicable federal, state, and local income and employment tax withholding requirements. If Recipient does not make a timely 83(b) Election, Recipient shall, either at the time that the restrictions lapse under this Agreement or at the time withholding is otherwise required by any applicable law, pay the Company the amount necessary to satisfy any applicable federal, state, and local income and employment tax withholding requirements.

                6. Additional Securities. Any securities received as the result of ownership of Restricted Stock (hereinafter called "Additional Securities"), including, without limitation, warrants, options and securities received as a stock dividend or stock split, or as a result of a recapitalization or reorganization, shall be retained by the Company in the same manner and subject to the same conditions as the Restricted Stock with respect to which they were issued. Recipient shall be entitled to direct the Company to exercise any warrant or option received as Additional Securities upon supplying the funds necessary to do so, in which event the securities so purchased shall constitute Additional Securities, but the Recipient may not direct the Company to sell any such warrant or option. If Additional Securities consist of a convertible security, Recipient may exercise any conversion right, and any securities so acquired shall be deemed Additional Securities. Additional Securities shall be subject to the provisions of Sections 2,3 and 4 above in the same manner as the Restricted Stock.

                7. Investment Representations.

                        (a) This Agreement is made in reliance upon the Recipient's representation to the Company, which by its acceptance hereof the Recipient hereby confirms, that the shares of Stock to be received by Recipient will be acquired for investment for his or her own account, not as a nominee or agent, and not with a view to the sale or distribution of any part thereof, and that he or she has no present intention of selling, granting participation in, or otherwise distributing the same, but subject nevertheless to any requirement of law that the disposition of his or her property shall at all times be within his or her control.



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                        (b) The Recipient understands that the Stock is not
registered under the Securities Act of 1933, as amended (the "1933 Act"), on the basis that the sale provided for in this Agreement and the issuance of securities hereunder is exempt from registration under the 1933 Act pursuant to
Section 4(2) thereof, and that the Company's reliance on such exemption is predicated on the Recipient's representations set forth herein. The Recipient realizes that the basis for the exemption may not be present if, notwithstanding such representations, the Recipient has in mind merely acquiring shares of the Stock for a fixed or determinable period in the future, or for a market rise, or for sale if the market does not rise. The Recipient does not have any such intention.

                        (c) The Recipient understands that the Stock may not be sold, transferred, or otherwise disposed of without registration under the 1933 Act or an exemption therefrom, and that in the absence of an effective registration statement covering the Stock or an available exemption from registration under the 1933 Act, the Stock must be held indefinitely. In particular, the Recipient is aware that the Stock may not be sold pursuant to Rule 144 or Rule 701 promulgated under the 1933 Act unless all of the conditions of the applicable Rules are met. Among the conditions for use of Rule 144 is the availability of current information to the public about the Company. Such information is not now available, and the Company has no present plans to make such information available. The Recipient represents that, in the absence of an effective registration statement covering the Stock, it will sell, transfer, or otherwise dispose of the Stock only in a manner consistent with its representations set forth herein and then only in accordance with the provisions of paragraph 7(d) hereof.

                        (d) The Recipient agrees that in no event will it make a transfer or disposition of any of the Stock (other than pursuant to an effective registration statement under the 1933 Act), unless and until (i) the Recipient shall have notified the Company of the proposed disposition and shall have furnished the Company with a statement of the circumstances surrounding the disposition, and (ii) if requested by the Company, at the expense of the Recipient or transferee, the Recipient shall have furnished to the Company either (A) an opinion of counsel, reasonably satisfactory to the Company, to the effect that such transfer may be made without registration under the 1933 Act or
(B) a "no action" letter from the Securities and Exchange Commission to the effect that the transfer of such securities without registration will not result in a recommendation by the staff of the Securities and Exchange Commission that action be taken with respect thereto.

                        (e) The Recipient represents and warrants to the Company that he or she is an "accredited investor" within the meaning of Securities and Exchange Commission Rule 501 of Regulation D, as presently in effect and, for the purpose of Section 25102(f) of the California Corporations Code, he or she is excluded from the count of "purchasers" pursuant to Rule 260.102.13 thereunder.

                8. Legends; Stop Transfer.

                        (a) All certificates for shares of the Stock shall bear substantially the following legends:



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                THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED
                FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

                THE SHARES REPRESENTED BY THIS CERTIFICATE ARE RESTRICTED BY THE TERMS OF THAT CERTAIN RESTRICTED STOCK PURCHASE AGREEMENT BETWEEN THE COMPANY AND THE NAMED SHAREHOLDER. THE SHARES REPRESENTED BY THIS CERTIFICATE MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH SUCH AGREEMENT, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY.

                        (b) The certificates for shares of the Stock shall also bear the following legend required by the Bylaws of the Company and any other legends required by applicable state corporate or securities laws:

                THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A RIGHT OF FIRST REFUSAL OPTION IN FAVOR OF THE COMPANY, AS PROVIDED IN THE BYLAWS OF THE COMPANY.

                        (c) In addition, the Company shall make a notation regarding the restrictions on transfer of the Stock in its stockbooks, and shares of the Stock shall be transferred on the books of the Company only if transferred or sold pursuant to an effective registration statement under the 1933 Act covering such shares or pursuant to and in compliance with the provisions of paragraph 6(d) hereof.

                9. NO EFFECT ON TERMS OF EMPLOYMENT. THIS AGREEMENT SHALL NOT CONFER UPON RECIPIENT ANY RIGHT WITH RESPECT TO CONTINUATION OF RECIPIENT'S EMPLOYMENT WITH THE COMPANY, NOR SHALL IT INTERFERE IN ANY WAY WITH THE RIGHT OF RECIPIENT OR THE COMPANY TO TERMINATE RECIPIENT'S EMPLOYMENT WITH THE COMPANY AT ANY TIME FOR ANY REASON WITH OR WITHOUT CAUSE OR CHANGE THE TERMS OF EMPLOYMENT OF RECIPIENT.



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                10. Lock-Up Agreement.

                        (a) Agreement. Recipient, if requested by the Company and the lead underwriter of any public offering of the Common Stock or other securities of the Company (the "Lead Underwriter"), hereby irrevocably agrees not to sell, contract to sell, grant any option to purchase, transfer the economic risk of ownership in, make any short sale of, pledge or otherwise transfer or dispose of any interest in any Common Stock or any securities convertible into or exchangeable or exercisable for or any other rights to purchase or acquire Common Stock (except Common Stock included in such public offering or acquired on the public market after such offering) during the 180-day period following the effective date of a registration statement of the Company filed under the Securities Act, or such shorter period of time as the Lead Underwriter shall specify. Recipient further agrees to sign such documents as may be requested by the Lead Underwriter to effect the foregoing and agrees that the Company may impose stop-transfer instructions with respect to such Common Stock subject until the end of such period. The Company and Recipient acknowledge that each Lead Underwriter of a public offering of the Company's stock, during the period of such offering and for the 180-day period thereafter, is an intended beneficiary of this Section 10.

                        (b) Permitted Transfers. Notwithstanding the foregoing,
Section 10(a) hereof shall not prohibit Recipient from transferring any shares of Common Stock or securities convertible into or exchangeable or exercisable for the Company's Common Stock to the extent such transfer is not otherwise prohibited by this Agreement, either during Recipient's lifetime or on death by will or intestacy to Recipient's immediate family or to a trust the beneficiaries of which are exclusively Recipient and/or a member or members of Recipient's immediate family; provided, however, that prior to any such transfer, each transferee shall execute an agreement pursuant to which each transferee shall agree to receive and hold such securities subject to the provisions of this Section 10. For the purposes of this paragraph, the term "immediate family" shall mean spouse, lineal descendant, father, mother, brother or sister of the transferor.

                        (c) No Amendment Without Consent of Underwriter. During the period from identification as a Lead Underwriter in connection with any public offering of the Company's Common Stock until the earlier of (i) the expiration of the lock-up period specified in Section 10(a) hereof in connection with such offering or (ii) the abandonment of such offering by the Company and the Lead Underwriter, the provisions of this Section 10 may not be amended or waived except with the consent of the Lead Underwriter.

                11. California Law. This agreement is to be construed in accordance with and governed by the internal laws of the State of California as permitted by Section 1646.5 of the California Civil Code (or any similar successor provision) without giving effect to any choice of law rule that would cause the application of the laws of any jurisdiction other than the internal laws of the State of California to the rights and duties of the parties.

                12. Notice. Any notice required to be given under the terms of this Agreement shall be addressed to the Company in care of its Secretary at the office of the Company at 2400 Bridge Parkway, Bldg. 12, Redwood Shores, CA 94065, and any notice to be given to Recipient shall be addressed to him at the address given by Recipient beneath his or her signature to this Agreement, or such other address as either party to this Agreement may



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hereafter designate in writing to the other. Any such notice shall be deemed to have been duly given when enclosed in a properly sealed envelope or wrapper addressed as aforesaid, registered or certified and deposited (postage or registration or certification fee prepaid) in a post office or branch post office regularly maintained by the United States.

                13. Successors. This Agreement shall be binding upon and inure to the benefit of any successor or successors of the Company. Where the context permits, "Recipient" as used in this Agreement shall include Recipient's executor, administrator or other legal representative or the person or persons to whom Recipient's rights pass by will or the applicable laws of descent and distribution.

                14. Spousal Consent. Recipient shall cause his or her spouse to execute a Consent of Spouse in substantially the form of that attached hereto as Exhibit D concurrently with the execution of this Agreement or, if later, at the time Recipient becomes married.

                15. California Securities Law. THE SALE OF THE SECURITIES WHICH ARE THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA, AND THE ISSUANCE OF SUCH SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO SUCH QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF SECURITIES IS EXEMPT FROM THE QUALIFICATION BY SECTION 25100, 25102 OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.

                16. Employee and Employment References. References in this Agreement that imply that the Recipient is an employee of the Company, including, without limitation, references regarding Recipient's employment with the Company, shall be deemed to include services provided to the Company by Recipient in a consulting capacity and, to the extent that Recipient is providing services in a consulting capacity, shall not be deemed to imply that Recipient is an employee of the Company.

                IN WITNESS WHEREOF, the parties hereto have duly executed this Restricted Stock Purchase Agreement as of the date first above written.


SABA SOFTWARE, INC.,                    RECIPIENT:
a Delaware corporation

By:
   ----------------------------------   ----------------------------------------
   Bobby Yazdani, President and Chief
   Executive Officer

                                        Address:



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                                    EXHIBIT A

                             SECURED, FULL-RECOURSE

                                 PROMISSORY NOTE

$
 -----------                                               ---------------------


                FOR VALUE RECEIVED, the undersigned, _________________ ("Maker"), promises to pay to Saba Software, Inc., a Delaware corporation ("Payee"), at 2400 Bridge Parkway, Building 12, Redwood Shores, California 94065, or such other place as Payee may from time to time designate, without counterclaim, deduction or offset of any kind, in lawful money of the United States, the principal sum of one hundred forty one thousand seven hundred fifty dollars ($___________) plus interest thereon, as set forth below.

                1. INTEREST. Interest on the principal sum of this Note shall accrue at the simple rate of ___% per annum, based on a 365 day year and the actual number of days elapsed.

                2. PRINCIPAL AND INTEREST PAYMENTS. On each of the first three
(3) twelve (12) month anniversaries of the date of this Note, all accrued interest on the outstanding principal amount of this Note and principal in the amount of $___________ shall be due and payable hereunder; provided, that, if such payment date is not a business day, then payment shall be due on the first business day following such payment date.

                3. PREPAYMENT.

                        (a) Permissive. This Note may be prepaid in whole or in part, at any time, without penalty or premium.

                        (b) Mandatory Prepayment. Maker shall be required to prepay all principal and accrued but unpaid interest due under this Note within ten (10) business days after a termination for any reason of Maker's employment with Payee.

                4. APPLICATION OF PAYMENTS. All payments and prepayments received by Payee shall be applied first to accrued interest, then to other charges due with respect to this Note or the Pledge Agreement (as defined below), and then to the unpaid principal balance.

                5. SECURITY. This Note is secured by a Stock Pledge Agreement in the form attached hereto as Attachment A (the "Pledge Agreement"), encumbering certain shares of Common Stock of Payee held by Maker, and the proceeds thereof (the "Collateral").



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                6. DEFAULT AND REMEDIES.

                        a. Default. Maker will be in default under this Note if
(i) Maker fails to make a payment of principal and/or interest hereunder when due or declared due, whether at scheduled maturity, by acceleration or otherwise, within ten (10) business days after receipt of written notice of such nonpayment; (ii) except as permitted by the Pledge Agreement, Maker agrees to or does sell, convey, encumber, hypothecate or otherwise alienate the Collateral, or any part thereof, of any interest therein, or if divested of its title to the Collateral or any interest therein in any manner or any way, whether voluntarily or involuntarily, without the prior written consent of Holder, or if any other person or entity with a security interest in the Collateral exercises or seeks to exercise the remedies of a secured party with respect to the Collateral; or
(iii) Maker files a petition in bankruptcy, is adjudicated insolvent, petitions or applies to any tribunal for the appointment of a receiver, custodian, or any trustee for Maker or commences any proceeding under any bankruptcy, reorganization, arrangement, readjustment of debt, dissolution or liquidation law or statute of any jurisdiction or any such proceeding has been commenced against Maker which remains undismissed for a period of sixty (60) days.

                        b. Remedies. Upon Maker's default, Payee may (i) upon written notice to Maker, declare the entire principal sum and all accrued and unpaid interest hereunder immediately due and payable and (ii) exercise any and all of the remedies provided in the Pledge Agreement and applicable law.

                7. MISCELLANEOUS.

                        a. All communications or notices required or given under this Note shall be given in accordance with the provisions of Section 12(e) of the Pledge Agreement.

                        b. This Note may be modified only by a written agreement executed by Maker and Payee.

                        c. This Note shall be governed by California law.

                        d. The terms of this Note shall inure to the benefit of and bind Maker and Payee and their respective heirs, legal representatives and successors and assigns.

                        e. Time is of the essence with respect to all matters set forth in this Note.

                        f. If this Note is destroyed, lost or stolen, Maker will deliver a new note to Payee on the same terms and conditions as this Note with a notation of the unpaid principal and accrued and unpaid interest in substitution of the prior Note. Payee shall furnish to Maker reasonable evidence that the Note was destroyed, lost or stolen and any security or indemnity that may be reasonably required by Maker in connection with the replacement of this Note.



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                IN WITNESS WHEREOF, Maker has executed this Note as of the date and year first above written.

                                        MAKER:

                                        ----------------------------------------



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                                  ATTACHMENT A

                             STOCK PLEDGE AGREEMENT

        THIS STOCK PLEDGE AGREEMENT (the "Agreement") is entered into as of ___________, by and between ___________ ("Debtor") and Saba Software, Inc., a Delaware corporation ("Secured Party").

                                    RECITALS

        A. Secured Party has loaned Debtor the principal sum of $___________, which is evidenced by a promissory note of even date herewith for such principal amount (the "Note").

        B. As a condition to making of the loan evidenced by the Note, Secured Party has required that the Note be secured, upon the terms herein provided, by certain shares of the Common Stock of Secured Party held by Debtor.

        NOW, THEREFORE, in consideration of the foregoing and the further promises contained herein, Debtor and Secured Party agree as follows:

                                    AGREEMENT

                1. GRANT OF SECURITY INTEREST. To secure full payment and performance of Debtor's obligations under the Note and each and every obligation of Debtor under this Agreement (collectively the "Obligations"), when due (whether at the stated maturity, by acceleration or otherwise), Debtor hereby pledges the Collateral (defined below in Section 2), and grants a security interest in the Collateral, to Secured Party.

                2. COLLATERAL. "Collateral" means ___________ shares of the Common Stock of Secured Party (the "Pledged Stock"), evidenced by Common Stock Certificate No. ____ (the "Certificate"), duly registered in the name of Debtor, together with all property rights as may derive from or accrue to the same, including without limitation, additional shares (whether as a result of stock splits, stock dividends or otherwise) or replacement securities representing interests in Secured Party or an affiliate or successor in interest of Secured Party, and all dividends (whether in cash, stock or other forms) and other income or proceeds derived therefrom or receivable or received on the sale, exchange, collection or other disposition thereof, whether voluntary or involuntary, and distributions with respect thereto. For purposes of this Agreement, the term "proceeds" includes whatever is receivable or received when Collateral or proceeds is sold, collected, exchanged, or otherwise disposed of, whether such disposition is voluntary or involuntary.

                3. DELIVERY OF COLLATERAL. On or prior to the execution of this Agreement, Debtor has delivered or will deliver the Certificate, together with a stock power duly executed in blank by Debtor to the Secured Party for purposes of perfecting Secured Party's security interest hereunder and in accordance with the terms of this Agreement. Upon payment from time to time of the principal amount of the Note, or any portion thereof, Secured Party shall, at Debtor's



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request, take all steps reasonably necessary to cause the redelivery to Debtor of such portion of the Collateral corresponding to such payment.

                4. STOCK ADJUSTMENTS. Secured Party shall have the right to collect and hold any shares of stock or securities of any class or kind distributed on account of the Pledged Stock by reason of any stock dividend, distribution, reclassification or other change in the capital structure of Secured Party, all of which shall be delivered by Debtor to Secured Party and held by Secured Party in accordance with the terms of this Agreement.

                5. COVENANTS OF DEBTOR. In addition to other covenants of Debtor contained in this Agreement, Debtor shall:

                                (i) from time to time promptly execute and
deliver to Secured Party all such stock powers, assignments, financing statements and other instruments or documents as may be necessary in order to more fully evidence and perfect the security interest of Secured Party in the Collateral and promptly furnish Secured Party with any information or writings which Secured Party may reasonably request concerning the Collateral;

                                (ii) appear in and defend any action or
proceeding which may affect Debtor's title to or Secured Party's interest in the Collateral; and

                                (iii) keep the Collateral free of all levies and
security interests or other liens or changes except those approved in writing by Secured Party.

                6. DEBTOR'S RIGHTS IN COLLATERAL.

                        (a) The parties agree that the grant of a security interest in, and the assignment and pledge of, the Collateral to Secured Party hereunder is intended solely for the purpose of securing the Obligations. Accordingly, prior to the occurrence of an Event of Default (as that term is defined in Section 10) and the exercise of rights and remedies afforded Secured Party as a result of such Event of Default, and to the extent not inconsistent with the terms of this Agreement, Debtor will be entitled to exercise rights as the owner of the Pledged Stock and will be entitled to receive and retain, any cash distributions or allocations ("Distributions") and to exercise any other rights appurtenant to the ownership of the Collateral. Without limiting the generality of the foregoing, prior to the occurrence of an Event of Default, Debtor will have the sole and absolute right to:

                        (i) vote or exercise any and all other consensual rights in respect of the Collateral, provided, however, that Debtor may not consent to any amendment or modification of the Certificate of Incorporation or Bylaws of Debtor that materially adversely affects Secured Party's interest in the Collateral (including, without limitation, any amendment or modification creating additional or different transfer restrictions on the Common Stock of Debtor in a manner that is different from any other shares of Debtor's Common Stock); and

                        (ii) receive, retain, use or alienate any Distributions free and clear of the interest of Secured Party.

                        (b) After an Event of Default and the exercise of rights and remedies by Secured Party, all rights of Debtor to exercise the voting and other contractual rights which it would otherwise be entitled to exercise pursuant to this Section 6 and to receive and retain the Distributions which it would otherwise be authorized to receive and retain under this Section 6 will cease. Following the occurrence of an Event of Default and pending delivery to Secured Party of any Distributions, Debtor will hold the same in trust for Secured Party, free and clear of all liens and claims whatsoever other than the interest of Secured Party.

                7. REPRESENTATIONS AND WARRANTIES. Debtor represents and warrants to Secured Party that:

                                (i) The execution, delivery and performance of
this Agreement does not conflict with any law or any agreement or undertaking of which Debtor is a party or by which Debtor is bound;

                                (ii) Except for the rights of Debtor and Secured
Party, no other person will have any right, title, claim or interest (by way of security interest or other lien or charge or otherwise) in, against or to the Collateral; and

                                (iii) All information presently or subsequently
supplied to Secured Party by or on behalf of Debtor with respect to the Collateral is true and correct.

                8. RIGHTS OF SECURED PARTY.

                        (a) Secured Party, upon ten (10) days written notice to Debtor if Debtor fails to perform any of its obligations hereunder, may, but need not, perform such acts to preserve its rights and the value of the Collateral. Debtor hereby irrevocably appoints Secured Party as Debtor's attorney-in-fact (which appointment is coupled with an interest) to do any such act, and to exercise such rights and powers as Debtor might exercise with respect to the Collateral in connection therewith. No failure to so act by Secured Party will relieve Debtor of Debtor's duties under this Agreement or in any way impair or discharge the obligations, and no such failure to act will result in any liability to Debtor or any third party on the part of Secured Party.

                        (b) Secured Party does not assume any of the obligations or liabilities of Debtor arising under any of the Collateral or any agreement in respect thereto.

                9. CARE OF COLLATERAL.

                        (a) Secured Party will use reasonable care in the custody and preservation of any Collateral in its possession. The parties further agree that such care as Secured Party gives to the safekeeping of its own property of like kind will constitute reasonable care of the Collateral when in Secured Party's possession; provided, however, that Secured Party will not be required to make any presentment, demand or protest, or give any notice and need not take any action to preserve any rights any prior party or any other person in connection with the Obligations or with respect to the Collateral.

                        (b) Secured Party will not be responsible for or have any liability for the form, legal sufficiency, genuineness, or legal effect of any signature, description, guaranty, instruction, or document related to the Collateral.

                        (c) Debtor agrees that Secured Party will not in any way or manner be liable or responsible for any diminution in the value of the Collateral resulting from the sale or other disposition of the Collateral at Debtor's request, or from the failure of Secured Party to sell or consent to the sale, liquidation, reinvestment or other disposition of the Collateral, or for any act or default by any bailee, forwarding agency, transfer agent or any person whomsoever, in connection with the Collateral.

                10. DEFAULT. An "Event of Default" will have occurred if:

                        (a) There is an occurrence of an event of default under the Note, subject to applicable grace periods, if any; or

                        (b) Debtor breaches any provision of this Agreement, and such breach continues after written notice from Secured Party for a period of ten (10) business days or such longer period of time reasonably required to remedy the breach, provided Debtor promptly commences remedial action with ten
(10) business days of such written notice and thereafter diligently pursues the remedial action.

                11. REMEDIES.

                        (a) Upon the occurrence of an Event of Default, as defined in Section 10 above, Secured Party may, at Secured Party's option:

                        (i) exercise with respect to the Collateral all of the remedies of a secured party under Articles 8 and 9 of the California Commercial Code (the "Code"). Without limiting the foregoing and subject to subsection (b) below, Secured Party shall have the right to sell or otherwise dispose of the Collateral in accordance with the provisions of the Code. At any such sale, Secured Party shall have the right to purchase all or any part of the Collateral and may credit bid amounts owing under the Note. In view of the fact that federal and state securities laws may impose certain restrictions on the method by which a sale of the Pledged Stock and any other Collateral consisting of securities may be effected, Debtor agrees that upon the occurrence of an Event of Default, Secured Party may from time to time attempt to sell all or any part of the Pledged Stock and any other Collateral consisting of securities by means of a private placement restricting the prospective purchasers to those who satisfy the requirements for available exemptions under applicable securities laws. In so doing, Secured Party may solicit offers to buy the Pledged Stock and any other Collateral consisting of securities from a limited number of investors deemed by Secured Party to satisfy those standards. If Secured Party solicits such offers from not less than three (3) such investors, then the acceptance by Secured Party of the highest offer(s) obtained therefrom shall be deemed to be a commercially reasonable method of disposition of the Pledged Stock and any other Collateral consisting of securities. Debtor further agrees that, to the extent notice of sale shall be required by law, ten (10) days' prior notice to Debtor shall constitute reasonable notice. Secured Party shall not be obligated to proceed with any sale of Collateral regardless of notice of sale having been given. Nothing herein shall be deemed to limit or restrict Secured Party in disposing of the Collateral in other commercially reasonable ways;

                        (ii) exercise any and all remedies available under law or in equity; and

                        (iii) recover from Debtor all costs and expenses, including attorneys' fees and expenses, incurred by Secured Party in exercising any right or remedy provided for hereunder or by law, which costs and expenses are included in the Obligations secured by the Collateral.

                        (b) Nothing herein shall be construed to limit Secured Party's right to seek a deficiency judgment against Debtor.

                        (c) No delay or omission to exercise any right or remedy of Secured Party upon a default by Debtor will constitute a waiver of any right or remedy of Secured Party or be construed as a waiver of any similar default which occurs later. Debtor waives any right to require Secured Party to proceed against any other person or to exhaust any Collateral or to pursue any other remedy in Secured Party's power.

                        (d) It is the intention of the parties that the grant of the security interest and assignment and pledge of the Collateral to Secured Party, and the exercise by Secured Party of any right or remedy granted in this Agreement, is in addition to all other security interests and remedies given to Secured Party by virtue of any statute or rule of law or any other agreement, all of which security interests and remedies are cumulative and, to the maximum extent permitted by applicable law, may be exercised successively and concurrently without impairing the rights and remedies of Secured Party under this Agreement.

                12. MISCELLANEOUS.

                        (a) SUCCESSORS. The terms of this Agreement will inure to the benefit of and bind the parties hereto and their respective successors, assigns, executors, heirs and legal representatives.

                        (b) ENTIRE AGREEMENT; SEVERABILITY. This Agreement contains the entire security agreement between Secured Party and Debtor with respect to the Pledged Stock and may be modified only by a writing signed by Secured Party and Debtor. If any of the provisions of this Agreement are held invalid or unenforceable, this Agreement will be construed as if not containing the invalid or unenforceable provisions.

                        (c) CHOICE OF LAW. This Agreement will be construed in accordance with and governed by the laws of the State of California.

                        (d) ATTORNEYS' FEES. In any action brought to enforce the terms of this Agreement, the prevailing party will be reimbursed by the losing party for its reasonable costs and expenses incurred in such action, including reasonable attorneys' fees.

                        (e) NOTICES. All notices, requests, demands and other communications to be given pursuant to the terms of this Agreement shall be in writing and shall be delivered personally, telecopied or sent by recognized overnight delivery service, and shall be deemed given when so delivered personally, telecopied or received, as follows

                        (i) If to Secured Party:

                            Saba Software, Inc.
                            2400 Bridge Parkway, Building 12
                            Redwood Shores, CA 94065

                        (ii) If to Debtor:

                        Any party may change its address or telecopier number by prior written notice to the other party.

                        (f) TIME. Time is of the essence of each and every provision of this Agreement.

                        (g) COUNTERPARTS. This Agreement may be executed by facsimile and in any number of counterparts, and when so executed shall have the same force and effect as though all signatures appeared on one document.

        IN WITNESS WHEREOF, the parties have executed this Agreement as of the date and year first above written.


                                        SECURED PARTY:

                                        SABA SOFTWARE, INC.

                                        By:
                                           -------------------------------------
                                        Title:
                                              ----------------------------------

                                        DEBTOR:

                                        ----------------------------------------

                                        ----------------------------------------

                                    EXHIBIT B

                      ASSIGNMENT SEPARATE FROM CERTIFICATE

                FOR VALUE RECEIVED and pursuant to that certain Restricted Stock Purchase Agreement between the undersigned ("Recipient") and Saba Software, Inc. dated __________ ____, 1999 (the "Agreement"), Recipient hereby sells, assigns and transfers unto _______________ _________________ (_________) shares of
Common Stock of Saba Software, Inc. standing in Recipient's name on the books of said corporation represented by Certificate No. _________ herewith and does hereby irrevocably constitute and appoint _____________________________________________________________ to transfer said stock on the books of the within-named corporation with full power of substitution in the premises. THIS ASSIGNMENT MAY ONLY BE USED AS AUTHORIZED BY THE AGREEMENT AND THE EXHIBITS THERETO.

Dated:__________________, 19___         By:
                                           -------------------------------------

Instruction: Please do not fill in any blanks other than the signature line. The purpose of this assignment is to enable the Company to exercise its repurchase option set forth in the Agreement without requiring additional signatures on the part of Recipient.

                       ELECTION UNDER SECTION 83(B) OF THE
                    INTERNAL REVENUE CODE OF 1986, AS AMENDED

                The undersigned taxpayer hereby elects, pursuant to the Internal Revenue Code, as amended, to include in gross income for 1999 the amount of any compensation taxable in connection with the taxpayer's receipt of the property described below:

                1. The name, address, taxpayer identification number and taxable year of the undersigned are:

                TAXPAYER'S NAME: ___________

                SPOUSE'S NAME:

                TAXPAYER'S SOCIAL SECURITY NO.:

                SPOUSE'S SOCIAL SECURITY NO.:

                TAXABLE YEAR: CALENDAR YEAR

                ADDRESS:

                2. The property which is the subject of this election is:
___________ shares of Common Stock (the "Shares") of Saba Software, Inc., a Delaware corporation (the "Company").

                3. The Shares were transferred to the undersigned on
_____________.

                4. The Shares are subject to the following restriction: Upon a termination of the undersigned's employment with the Company, the Company has the right to repurchase unvested Shares at the original purchase price. The Shares shall vest, and the Company's repurchase right shall lapse, as to ____________ percent (__%) of the Shares on ______________ and as to
______________ percent (______%) of the Shares in ________________ installments commencing on _________________.

                5. The fair market value of the property at the time of transfer (determined without regard to any restriction other than a restriction which by its terms will never lapse) is: $___________ per Share x ___________ Shares = $_________________.

                6. The undersigned contributed $___________ per Share x ___________ Shares for the Shares transferred or a total of $_____________. The undersigned has submitted a copy of this statement to the Company.

                The undersigned has submitted a copy of this statement to the person for whom the services were performed in connection with the undersigned's receipt of the above-described property. The undersigned taxpayer is the person performing the services in connection with the transfer of said property.

                The undersigned will file this election with the Internal Revenue Service office in which he or she files his or her annual income tax return not later than 30 days after the date of transfer of the property. A copy of the election also will be furnished to the person for whom the services were performed. Additionally, the undersigned will include a copy of the election with his or her income tax return for the taxable year in which property is transferred. The undersigned understands that this election will also be effective as an election under California law.

                THE UNDERSIGNED UNDERSTANDS THAT THE FOREGOING ELECTION MAY NOT BE REVOKED EXCEPT WITH THE CONSENT OF THE COMMISSIONER OF THE INTERNAL REVENUE SERVICE.

DATED: __________________, 1999
                                        ----------------------------------------


           The undersigned spouse of taxpayer joins in this election.

DATED: __________________, 1999
                                        ----------------------------------------
                                                    Spouse of Taxpayer

                                    EXHIBIT D

                                CONSENT OF SPOUSE

                I, _____________________, spouse of ___________, have read and approved the foregoing Agreement. In consideration of the right of my spouse to purchase shares of Saba Software, Inc. as set forth in the Agreement, I hereby appoint my spouse as my attorney-in-fact in respect to the exercise of any rights under the Agreement insofar as I may have any rights under the community property laws of the State of California or similar laws relating to marital property in effect in the state of our residence as of the date of the signing of the foregoing Agreement.

DATED: __________________, 1999
                                        ----------------------------------------

                                                                    EXHIBIT 10.7

                               SABA SOFTWARE, INC.

                       RESTRICTED STOCK PURCHASE AGREEMENT

                THIS RESTRICTED STOCK PURCHASE AGREEMENT (the "Agreement") is entered into as of ___________, by and between Saba Software, Inc., a Delaware corporation (the "Company"), and ___________ ("Recipient").

                               W I T N E S S E T H

                WHEREAS, the Company regards Recipient as a valuable contributor to the Company and has determined that it would be in the interest of the Company and its stockholders to sell the Stock (as defined below) provided for in this Agreement to Recipient as an incentive for continued service with the Company and increased achievements in the future by Recipient;

                NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth, the parties to this Agreement hereby agree as follows:

                                A G R E E M E N T

                1. Restricted Stock Purchase.

                        (a) Contemporaneously with the execution of this Agreement, the Company will issue and sell to Recipient ___________ shares of Common Stock, par value $0.001 per share, of the Company (the "Stock") for a consideration of $___________ per share (the "Purchase Price"). Payment for the Stock in the amount of the Purchase Price multiplied by the number of shares issued hereunder shall be made to the Company upon execution of this Agreement. Such payment shall be made in cash, by check or wire transfer payable to the Company, by execution of a promissory note substantially in the form attached hereto as Exhibit A (the "Note"), or any combination of the foregoing. Stock certificates evidencing the Stock will be retained by the Company, accompanied by blank stock powers executed by Recipient, for the period during which the Stock constitutes Restricted Stock (as defined below) pursuant to the terms of Sections 2 and 3 hereof.

                        (b) All shares of Stock issued hereunder shall be deemed issued to Recipient as fully paid and nonassessable shares, and Recipient shall have all rights of a stockholder with respect thereto, including the right to vote, receive dividends (including stock dividends), participate in stock splits or other recapitalizations, and exchange such shares in a merger, consolidation or other reorganization. The term "Stock," in addition to the shares purchased pursuant to this Agreement, also refers to all securities received in replacement of the Stock, as a stock dividend or as a result of any stock split, recapitalization, merger, reorganization, exchange or the like, and all new, substituted or additional securities or other properties to which Recipient is entitled by reason of Recipient's ownership of the Stock.

                2. Restrictions.

                        (a) No Stock issued to the Recipient hereunder shall be sold, transferred by gift, pledged, hypothecated, or otherwise transferred or disposed of by the Recipient prior to the date when the Recipient shall become vested in such Stock pursuant to Section 3 hereof, and such Stock shall constitute "Restricted Stock" until such date. Any attempt to transfer Stock in violation of this Section 2 shall be null and void and shall be disregarded by the Company.

                        (b) In addition, Restricted Stock shall be subject to a repurchase option in favor of the Company (the "Repurchase Option"). The Repurchase Option shall be subject to the following terms and conditions:

                                (i) In the event of the voluntary or involuntary
termination of Recipient as an employee of the Company for any reason, with or without cause (including death or disability), the Company shall, upon the date of such termination, have an irrevocable, exclusive option for a period of ninety (90) days from such date to repurchase any or all Restricted Stock from Recipient or any person receiving the Restricted Stock by operation of law of other involuntary transfer, at the original Purchase Price for the Restricted Stock. The Repurchase Option may be assigned by the Company to any third person or entity.

                                (ii) The Repurchase Option shall be exercised by
written notice by the Company or its assignee to Recipient or his or her executor and, at the Company's or its assignee's option, by delivery to the Recipient or his or her executor, with such notice, of (A) a check in the amount of the Purchase Price for the Restricted Stock being repurchased, (B) in the event that Recipient is indebted to the Company or its assignee, by cancellation by the Company or its assignee of an amount of such indebtedness equal to the Purchase Price for the Restricted Stock being repurchased, or (C) by a combination of (A) and (B) so that the combined payment and cancellation of indebtedness equals such Purchase Price. Upon delivery by the Company or its assignee of such notice and payment of the Purchase Price, the Company or its assignee shall become the legal and beneficial owner of the Restricted Stock being repurchased and all rights and interest therein or related thereto, and the Company shall have the right to transfer to its or its assignee's own name the number of shares of Restricted Stock being repurchased by the Company or its assignee, without further action by Recipient.

                        (c) For purposes of facilitating the enforcement of the provisions of this Section 2, Recipient agrees, immediately upon receipt of the certificate(s) for the Stock, to deliver such certificate(s), together with an Assignment Separate from Certificate, in substantially the form of that attached hereto as Exhibit B, executed in blank by Recipient and Recipient's spouse (if required for transfer) with respect to each such stock certificate, to the Secretary or Assistant Secretary of the Company, or their designee, to hold in escrow for so long as such Stock remains Restricted Stock, with the authority to take all such actions and to effectuate all such transfers and/or releases as may be necessary or appropriate to accomplish the objectives of this Agreement in accordance with the terms hereof. Recipient hereby acknowledges that the appointment of the Secretary or Assistant Secretary of the Company (or their designee) as the escrow holder hereunder with the stated authorities is a material inducement to the Company to make this Agreement and that such appointment is coupled with an interest and is accordingly irrevocable. Recipient agrees that such escrow holder shall not be liable to any party hereto (or to any other party) for any actions or omissions unless such escrow holder is grossly negligent relative thereto. The escrow holder may rely upon any letter, notice or other document executed by any signature purported to be genuine and may resign at any time.

                3. Vesting. For purposes of this Agreement, the term "vest" shall mean with respect to any share of the Stock that such share is no longer Restricted Stock subject to the restrictions on transfer set forth in Section 2 and that such share is released from the Repurchase Option. If Recipient would become vested in any fraction of a share of Stock on any date, such fractional share shall not vest and shall remain Restricted Stock until the Recipient becomes vested in the entire share. The shares of Stock subject to this Agreement shall vest as follows:

                        (a) __________________ percent (___%) of the shares of
Stock subject to this Agreement shall vest on _________________; and

                        (b) the remaining ____________ percent (___%) of the shares of Stock subject to this Agreement shall vest in ______________ installments commencing on ______________ and continuing quarterly thereafter until all shares of Stock have become fully vested.

                4. Withholding of Taxes. Recipient shall provide the Company with a copy of any timely election made pursuant to Section 83(b) of the Internal Revenue Code or similar provision of state law (collectively, an "83(b) Election"), a form of which election is attached hereto as Exhibit C. If Recipient makes a timely 83(b) Election, Recipient shall immediately pay the Company the amount necessary to satisfy any applicable federal, state, and local income and employment tax withholding requirements. If Recipient does not make a timely 83(b) Election, Recipient shall, either at the time that the restrictions lapse under this Agreement or at the time withholding is otherwise required by any applicable law, pay the Company the amount necessary to satisfy any applicable federal, state, and local income and employment tax withholding requirements.

                5. Additional Securities. Any securities received as the result of ownership of Restricted Stock (hereinafter called "Additional Securities"), including, without limitation, warrants, options and securities received as a stock dividend or stock split, or as a result of a recapitalization or reorganization, shall be retained by the Company in the same manner and subject to the same conditions as the Restricted Stock with respect to which they were issued. Recipient shall be entitled to direct the Company to exercise any warrant or option received as Additional Securities upon supplying the funds necessary to do so, in which event the securities so purchased shall constitute Additional Securities, but the Recipient may not direct the Company to sell any such warrant or option. If Additional Securities consist of a convertible security, Recipient may exercise any conversion right, and any securities so acquired shall be deemed Additional Securities. Additional Securities shall be subject to the provisions of Sections 2,3 and 4 above in the same manner as the Restricted Stock.

                6. Investment Representations.

                        (a) This Agreement is made in reliance upon the Recipient's representation to the Company, which by its acceptance hereof the Recipient hereby confirms, that the shares of Stock to be received by Recipient will be acquired for investment for his or her own account, not as a nominee or agent, and not with a view to the sale or distribution of any part thereof, and that he or she has no present intention of selling, granting participation in, or otherwise distributing the same, but subject nevertheless to any requirement of law that the disposition of his or her property shall at all times be within his or her control.

                        (b) The Recipient understands that the Stock is not registered under the Securities Act of 1933, as amended (the "1933 Act"), on the basis that the sale provided for in this Agreement and the issuance of securities hereunder is exempt from registration under the 1933 Act pursuant to
Section 4(2) thereof, and that the Company's reliance on such exemption is predicated on the Recipient's representations set forth herein. The Recipient realizes that the basis for the exemption may not be present if, notwithstanding such representations, the Recipient has in mind merely acquiring shares of the Stock for a fixed or determinable period in the future, or for a market rise, or for sale if the market does not rise. The Recipient does not have any such intention.

                        (c) The Recipient understands that the Stock may not be sold, transferred, or otherwise disposed of without registration under the 1933 Act or an exemption therefrom, and that in the absence of an effective registration statement covering the Stock or an available exemption from registration under the 1933 Act, the Stock must be held indefinitely. In particular, the Recipient is aware that the Stock may not be sold pursuant to Rule 144 or Rule 701 promulgated under the 1933 Act unless all of the conditions of the applicable Rules are met. Among the conditions for use of Rule 144 is the availability of current information to the public about the Company. Such information is not now available, and the Company has no present plans to make such information available. The Recipient represents that, in the absence of an effective registration statement covering the Stock, it will sell, transfer, or otherwise dispose of the Stock only in a manner consistent with its representations set forth herein and then only in accordance with the provisions of paragraph 6(d) hereof.

                        (d) The Recipient agrees that in no event will it make a transfer or disposition of any of the Stock (other than pursuant to an effective registration statement under the 1933 Act), unless and until (i) the Recipient shall have notified the Company of the proposed disposition and shall have furnished the Company with a statement of the circumstances surrounding the disposition, and (ii) if requested by the Company, at the expense of the Recipient or transferee, the Recipient shall have furnished to the Company either (A) an opinion of counsel, reasonably satisfactory to the Company, to the effect that such transfer may be made without registration under the 1933 Act or
(B) a "no action" letter from the Securities and Exchange Commission to the effect that the transfer of such securities without registration will not result in a recommendation by the staff of the Securities and Exchange Commission that action be taken with respect thereto.

                        (e) The Recipient represents and warrants to the Company that he or she is an "accredited investor" within the meaning of Securities and Exchange Commission Rule 501 of Regulation D, as presently in effect and, for the purpose of Section 25102(f) of the California Corporations Code, he or she is excluded from the count of "purchasers" pursuant to Rule 260.102.13 thereunder.

                7. Legends; Stop Transfer.

                        (a) All certificates for shares of the Stock shall bear substantially the following legends:

                THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

                THE SHARES REPRESENTED BY THIS CERTIFICATE ARE RESTRICTED BY THE TERMS OF THAT CERTAIN RESTRICTED STOCK PURCHASE AGREEMENT BETWEEN THE COMPANY AND THE NAMED SHAREHOLDER. THE SHARES REPRESENTED BY THIS CERTIFICATE MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH SUCH AGREEMENT, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY.

                        (b) The certificates for shares of the Stock shall also bear the following legend required by the Bylaws of the Company and any other legends required by applicable state corporate or securities laws:

                THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A RIGHT OF FIRST REFUSAL OPTION IN FAVOR OF THE COMPANY, AS PROVIDED IN THE BYLAWS OF THE COMPANY.

                        (c) In addition, the Company shall make a notation regarding the restrictions on transfer of the Stock in its stockbooks, and shares of the Stock shall be transferred on the books of the Company only if transferred or sold pursuant to an effective registration statement under the 1933 Act covering such shares or pursuant to and in compliance with the provisions of paragraph 6(d) hereof.

                8. NO EFFECT ON TERMS OF EMPLOYMENT. THIS AGREEMENT SHALL NOT CONFER UPON RECIPIENT ANY RIGHT WITH RESPECT TO CONTINUATION OF RECIPIENT'S EMPLOYMENT WITH THE

COMPANY, NOR SHALL IT INTERFERE IN ANY WAY WITH THE RIGHT OF RECIPIENT OR THE COMPANY TO TERMINATE RECIPIENT'S EMPLOYMENT WITH THE COMPANY AT ANY TIME FOR ANY REASON WITH OR WITHOUT CAUSE OR CHANGE THE TERMS OF EMPLOYMENT OF RECIPIENT.

                9. Lock-Up Agreement.

                        (a) Agreement. Recipient, if requested by the Company and the lead underwriter of any public offering of the Common Stock or other securities of the Company (the "Lead Underwriter"), hereby irrevocably agrees not to sell, contract to sell, grant any option to purchase, transfer the economic risk of ownership in, make any short sale of, pledge or otherwise transfer or dispose of any interest in any Common Stock or any securities convertible into or exchangeable or exercisable for or any other rights to purchase or acquire Common Stock (except Common Stock included in such public offering or acquired on the public market after such offering) during the 180-day period following the effective date of a registration statement of the Company filed under the Securities Act, or such shorter period of time as the Lead Underwriter shall specify. Recipient further agrees to sign such documents as may be requested by the Lead Underwriter to effect the foregoing and agrees that the Company may impose stop-transfer instructions with respect to such Common Stock subject until the end of such period. The Company and Recipient acknowledge that each Lead Underwriter of a public offering of the Company's stock, during the period of such offering and for the 180-day period thereafter, is an intended beneficiary of this Section 9.

                        (b) Permitted Transfers. Notwithstanding the foregoing,
Section 9(a) hereof shall not prohibit Recipient from transferring any shares of Common Stock or securities convertible into or exchangeable or exercisable for the Company's Common Stock to the extent such transfer is not otherwise prohibited by this Agreement, either during Recipient's lifetime or on death by will or intestacy to Recipient's immediate family or to a trust the beneficiaries of which are exclusively Recipient and/or a member or members of Recipient's immediate family; provided, however, that prior to any such transfer, each transferee shall execute an agreement pursuant to which each transferee shall agree to receive and hold such securities subject to the provisions of this Section 9. For the purposes of this paragraph, the term "immediate family" shall mean spouse, lineal descendant, father, mother, brother or sister of the transferor.

                        (c) No Amendment Without Consent of Underwriter. During the period from identification as a Lead Underwriter in connection with any public offering of the Company's Common Stock until the earlier of (i) the expiration of the lock-up period specified in Section 9(a) hereof in connection with such offering or (ii) the abandonment of such offering by the Company and the Lead Underwriter, the provisions of this Section 9 may not be amended or waived except with the consent of the Lead Underwriter.

                10. California Law. This agreement is to be construed in accordance with and governed by the internal laws of the State of California as permitted by Section 1646.5 of the California Civil Code (or any similar successor provision) without giving effect to any choice of law rule that would cause the application of the laws of any jurisdiction other than the internal laws of the State of California to the rights and duties of the parties.

                11. Notice. Any notice required to be given under the terms of this Agreement shall be addressed to the Company in care of its Secretary at the office of the Company at 2400 Bridge Parkway, Bldg. 12, Redwood Shores, CA 94065, and any notice to be given to Recipient shall be addressed to him at the address given by Recipient beneath his or her signature to this Agreement, or such other address as either party to this Agreement may hereafter designate in writing to the other. Any such notice shall be deemed to have been duly given when enclosed in a properly sealed envelope or wrapper addressed as aforesaid, registered or certified and deposited (postage or registration or certification fee prepaid) in a post office or branch post office regularly maintained by the United States.

                12. Successors. This Agreement shall be binding upon and inure to the benefit of any successor or successors of the Company. Where the context permits, "Recipient" as used in this Agreement shall include Recipient's executor, administrator or other legal representative or the person or persons to whom Recipient's rights pass by will or the applicable laws of descent and distribution.

                13. Spousal Consent. Recipient shall cause his or her spouse to execute a Consent of Spouse in substantially the form of that attached hereto as Exhibit D concurrently with the execution of this Agreement or, if later, at the time Recipient becomes married.

                14. California Securities Law. THE SALE OF THE SECURITIES WHICH ARE THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA, AND THE ISSUANCE OF SUCH SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO SUCH QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF SECURITIES IS EXEMPT FROM THE QUALIFICATION BY SECTION 25100, 25102 OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.

                15. Employee and Employment References. References in this Agreement that imply that the Recipient is an employee of the Company, including, without limitation, references regarding Recipient's employment with the Company, shall be deemed to include services provided to the Company by Recipient in a consulting capacity and, to the extent that Recipient is providing services in a consulting capacity, shall not be deemed to imply that Recipient is an employee of the Company.

                  IN WITNESS WHEREOF, the parties hereto have duly executed this Restricted Stock Purchase Agreement as of the date first above written.


SABA SOFTWARE, INC.,                    RECIPIENT:
a Delaware corporation

By:
   -------------------------------      ----------------------------------------
   Bobby Yazdani, President and
   Chief Executive Officer              ----------------------------------------

                                        Address:
                                                --------------------------------

                                                --------------------------------

                                    EXHIBIT A

                             SECURED, FULL-RECOURSE

                                 PROMISSORY NOTE

$
 -----------                                                         -----------

                FOR VALUE RECEIVED, the undersigned, ___________ ("Maker"), promises to pay to Saba Software, Inc., a Delaware corporation ("Payee"), at 2400 Bridge Parkway, Building 12, Redwood Shores, California 94065, or such other place as Payee may from time to time designate, without counterclaim, deduction or offset of any kind, in lawful money of the United States, the principal sum of eighty one thousand dollars ($___________) plus interest thereon, as set forth below.

                1. INTEREST. Interest on the principal sum of this Note shall accrue at the simple rate of ____% per annum, based on a 365 day year and the actual number of days elapsed.

                2. PRINCIPAL AND INTEREST PAYMENTS. On each of the first three
(3) twelve (12) month anniversaries of the date of this Note, all accrued interest on the outstanding principal amount of this Note and principal in the amount of $______________ shall be due and payable hereunder; provided, that, if such payment date is not a business day, then payment shall be due on the first business day following such payment date.

                3. PREPAYMENT.

                        (a) Permissive. This Note may be prepaid in whole or in part, at any time, without penalty or premium.

                        (b) Mandatory Prepayment. Maker shall be required to prepay all principal and accrued but unpaid interest due under this Note within ten (10) business days after a termination for any reason of Maker's employment with Payee.

                4. APPLICATION OF PAYMENTS. All payments and prepayments received by Payee shall be applied first to accrued interest, then to other charges due with respect to this Note or the Pledge Agreement (as defined below), and then to the unpaid principal balance.

                5. SECURITY. This Note is secured by a Stock Pledge Agreement in the form attached hereto as Attachment A (the "Pledge Agreement"), encumbering certain shares of Common Stock of Payee held by Maker, and the proceeds thereof (the "Collateral").

                6. DEFAULT AND REMEDIES.

                        a. Default. Maker will be in default under this Note if
(i) Maker fails to make a payment of principal and/or interest hereunder when due or declared due, whether at scheduled maturity, by acceleration or otherwise, within ten (10) business days after receipt of written notice of such nonpayment; (ii) except as permitted by the Pledge Agreement, Maker agrees to or does sell, convey, encumber, hypothecate or otherwise alienate the Collateral, or any part thereof, of any interest therein, or if divested of its title to the Collateral or any interest therein in any manner or any way, whether voluntarily or involuntarily, without the prior written consent of Holder, or if any other person or entity with a security interest in the Collateral exercises or seeks to exercise the remedies of a secured party with respect to the Collateral; or
(iii) Maker files a petition in bankruptcy, is adjudicated insolvent, petitions or applies to any tribunal for the appointment of a receiver, custodian, or any trustee for Maker or commences any proceeding under any bankruptcy, reorganization, arrangement, readjustment of debt, dissolution or liquidation law or statute of any jurisdiction or any such proceeding has been commenced against Maker which remains undismissed for a period of sixty (60) days.

                        b. Remedies. Upon Maker's default, Payee may (i) upon written notice to Maker, declare the entire principal sum and all accrued and unpaid interest hereunder immediately due and payable and (ii) exercise any and all of the remedies provided in the Pledge Agreement and applicable law.

                7. MISCELLANEOUS.

                        a. All communications or notices required or given under this Note shall be given in accordance with the provisions of Section 12(e) of the Pledge Agreement.

                        b. This Note may be modified only by a written agreement executed by Maker and Payee.

                        c. This Note shall be governed by California law.

                        d. The terms of this Note shall inure to the benefit of and bind Maker and Payee and their respective heirs, legal representatives and successors and assigns.

                        e. Time is of the essence with respect to all matters set forth in this Note.

                        f. If this Note is destroyed, lost or stolen, Maker will deliver a new note to Payee on the same terms and conditions as this Note with a notation of the unpaid principal and accrued and unpaid interest in substitution of the prior Note. Payee shall furnish to Maker reasonable evidence that the Note was destroyed, lost or stolen and any security or indemnity that may be reasonably required by Maker in connection with the replacement of this Note.

                IN WITNESS WHEREOF, Maker has executed this Note as of the date and year first above written.

                                        MAKER:

                                        ----------------------------------------

                                        ----------------------------------------

                                  ATTACHMENT A

                             STOCK PLEDGE AGREEMENT

        THIS STOCK PLEDGE AGREEMENT (the "Agreement") is entered into as of ___________, by and between ___________ ("Debtor") and Saba Software, Inc., a Delaware corporation ("Secured Party").

                                    RECITALS

        A. Secured Party has loaned Debtor the principal sum of $___________, which is evidenced by a promissory note of even date herewith for such principal amount (the "Note").

        B. As a condition to making of the loan evidenced by the Note, Secured Party has required that the Note be secured, upon the terms herein provided, by certain shares of the Common Stock of Secured Party held by Debtor.

        NOW, THEREFORE, in consideration of the foregoing and the further promises contained herein, Debtor and Secured Party agree as follows:

                                    AGREEMENT

                1. GRANT OF SECURITY INTEREST. To secure full payment and performance of Debtor's obligations under the Note and each and every obligation of Debtor under this Agreement (collectively the "Obligations"), when due (whether at the stated maturity, by acceleration or otherwise), Debtor hereby pledges the Collateral (defined below in Section 2), and grants a security interest in the Collateral, to Secured Party.

                2. COLLATERAL. "Collateral" means __________ shares of the Common Stock of Secured Party (the "Pledged Stock"), evidenced by Common Stock Certificate No. ____ (the "Certificate"), duly registered in the name of Debtor, together with all property rights as may derive from or accrue to the same, including without limitation, additional shares (whether as a result of stock splits, stock dividends or otherwise) or replacement securities representing interests in Secured Party or an affiliate or successor in interest of Secured Party, and all dividends (whether in cash, stock or other forms) and other income or proceeds derived therefrom or receivable or received on the sale, exchange, collection or other disposition thereof, whether voluntary or involuntary, and distributions with respect thereto. For purposes of this Agreement, the term "proceeds" includes whatever is receivable or received when Collateral or proceeds is sold, collected, exchanged, or otherwise disposed of, whether such disposition is voluntary or involuntary.

                3. DELIVERY OF COLLATERAL. On or prior to the execution of this Agreement, Debtor has delivered or will deliver the Certificate, together with a stock power duly executed in blank by Debtor to the Secured Party for purposes of perfecting Secured Party's security interest hereunder and in accordance with the terms of this Agreement. Upon payment from time to time of the principal amount of the Note, or any portion thereof, Secured Party shall, at Debtor's request, take all steps reasonably necessary to cause the redelivery to Debtor of such portion of the Collateral corresponding to such payment.

                4. STOCK ADJUSTMENTS. Secured Party shall have the right to collect and hold any shares of stock or securities of any class or kind distributed on account of the Pledged Stock by reason of any stock dividend, distribution, reclassification or other change in the capital structure of Secured Party, all of which shall be delivered by Debtor to Secured Party and held by Secured Party in accordance with the terms of this Agreement.

                5. COVENANTS OF DEBTOR. In addition to other covenants of Debtor contained in this Agreement, Debtor shall:

                        (i) from time to time promptly execute and deliver to Secured Party all such stock powers, assignments, financing statements and other instruments or documents as may be necessary in order to more fully evidence and perfect the security interest of Secured Party in the Collateral and promptly furnish Secured Party with any information or writings which Secured Party may reasonably request concerning the Collateral;

                        (ii) appear in and defend any action or proceeding which may affect Debtor's title to or Secured Party's interest in the Collateral; and

                        (iii) keep the Collateral free of all levies and security interests or other liens or changes except those approved in writing by Secured Party.

                6. DEBTOR'S RIGHTS IN COLLATERAL.

                        (a) The parties agree that the grant of a security interest in, and the assignment and pledge of, the Collateral to Secured Party hereunder is intended solely for the purpose of securing the Obligations. Accordingly, prior to the occurrence of an Event of Default (as that term is defined in Section 10) and the exercise of rights and remedies afforded Secured Party as a result of such Event of Default, and to the extent not inconsistent with the terms of this Agreement, Debtor will be entitled to exercise rights as the owner of the Pledged Stock and will be entitled to receive and retain, any cash distributions or allocations ("Distributions") and to exercise any other rights appurtenant to the ownership of the Collateral. Without limiting the generality of the foregoing, prior to the occurrence of an Event of Default, Debtor will have the sole and absolute right to:

                        (i) vote or exercise any and all other consensual rights in respect of the Collateral, provided, however, that Debtor may not consent to any amendment or modification of the Certificate of Incorporation or Bylaws of Debtor that materially adversely affects Secured Party's interest in the Collateral (including, without limitation, any amendment or modification creating additional or different transfer restrictions on the Common Stock of Debtor in a manner that is different from any other shares of Debtor's Common Stock); and

                        (ii) receive, retain, use or alienate any Distributions free and clear of the interest of Secured Party.

                        (b) After an Event of Default and the exercise of rights and remedies by Secured Party, all rights of Debtor to exercise the voting and other contractual rights which it would otherwise be entitled to exercise pursuant to this Section 6 and to receive and retain the Distributions which it would otherwise be authorized to receive and retain under this Section 6 will cease. Following the occurrence of an Event of Default and pending delivery to Secured Party of any Distributions, Debtor will hold the same in trust for Secured Party, free and clear of all liens and claims whatsoever other than the interest of Secured Party.

                7. REPRESENTATIONS AND WARRANTIES. Debtor represents and warrants to Secured Party that:

                                (i) The execution, delivery and performance of
this Agreement does not conflict with any law or any agreement or undertaking of which Debtor is a party or by which Debtor is bound;

                                (ii) Except for the rights of Debtor and Secured
Party, no other person will have any right, title, claim or interest (by way of security interest or other lien or charge or otherwise) in, against or to the Collateral; and

                                (iii) All information presently or subsequently
supplied to Secured Party by or on behalf of Debtor with respect to the Collateral is true and correct.

                8. RIGHTS OF SECURED PARTY.

                        (a) Secured Party, upon ten (10) days written notice to Debtor if Debtor fails to perform any of its obligations hereunder, may, but need not, perform such acts to preserve its rights and the value of the Collateral. Debtor hereby irrevocably appoints Secured Party as Debtor's attorney-in-fact (which appointment is coupled with an interest) to do any such act, and to exercise such rights and powers as Debtor might exercise with respect to the Collateral in connection therewith. No failure to so act by Secured Party will relieve Debtor of Debtor's duties under this Agreement or in any way impair or discharge the obligations, and no such failure to act will result in any liability to Debtor or any third party on the part of Secured Party.

                        (b) Secured Party does not assume any of the obligations or liabilities of Debtor arising under any of the Collateral or any agreement in respect thereto.

                9. CARE OF COLLATERAL.

                        (a) Secured Party will use reasonable care in the custody and preservation of any Collateral in its possession. The parties further agree that such care as Secured Party gives to the safekeeping of its own property of like kind will constitute reasonable care of the Collateral when in Secured Party's possession; provided, however, that Secured Party will not be required to make any presentment, demand or protest, or give any notice and need not take any action to preserve any rights any prior party or any other person in connection with the Obligations or with respect to the Collateral.

                        (b) Secured Party will not be responsible for or have any liability for the form, legal sufficiency, genuineness, or legal effect of any signature, description, guaranty, instruction, or document related to the Collateral.

                        (c) Debtor agrees that Secured Party will not in any way or manner be liable or responsible for any diminution in the value of the Collateral resulting from the sale or other disposition of the Collateral at Debtor's request, or from the failure of Secured Party to sell or consent to the sale, liquidation, reinvestment or other disposition of the Collateral, or for any act or default by any bailee, forwarding agency, transfer agent or any person whomsoever, in connection with the Collateral.

                10. DEFAULT. An "Event of Default" will have occurred if:

                        (a) There is an occurrence of an event of default under the Note, subject to applicable grace periods, if any; or

                        (b) Debtor breaches any provision of this Agreement, and such breach continues after written notice from Secured Party for a period of ten (10) business days or such longer period of time reasonably required to remedy the breach, provided Debtor promptly commences remedial action with ten
(10) business days of such written notice and thereafter diligently pursues the remedial action.

                11. REMEDIES.

                        (a) Upon the occurrence of an Event of Default, as defined in Section 10 above, Secured Party may, at Secured Party's option:

                                (i) exercise with respect to the Collateral all
of the remedies of a secured party under Articles 8 and 9 of the California Commercial Code (the "Code"). Without limiting the foregoing and subject to subsection (b) below, Secured Party shall have the right to sell or otherwise dispose of the Collateral in accordance with the provisions of the Code. At any such sale, Secured Party shall have the right to purchase all or any part of the Collateral and may credit bid amounts owing under the Note. In view of the fact that federal and state securities laws may impose certain restrictions on the method by which a sale of the Pledged Stock and any other Collateral consisting of securities may be effected, Debtor agrees that upon the occurrence of an Event of Default, Secured Party may from time to time attempt to sell all or any part of the Pledged Stock and any other Collateral consisting of securities by means of a private placement restricting the prospective purchasers to those who satisfy the requirements for available exemptions under applicable securities laws. In so doing, Secured Party may solicit offers to buy the Pledged Stock and any other Collateral consisting of securities from a limited number of investors deemed by Secured Party to satisfy those standards. If Secured Party solicits such offers from not less than three (3) such investors, then the acceptance by Secured Party of the highest offer(s) obtained therefrom shall be deemed to be a commercially reasonable method of disposition of the Pledged Stock and any other Collateral consisting of securities. Debtor further agrees that, to the extent notice of sale shall be required by law, ten (10) days' prior notice to Debtor shall constitute reasonable notice. Secured Party shall not be obligated to proceed with any sale of Collateral regardless of notice of sale having been given. Nothing herein shall be deemed to limit or restrict Secured Party in disposing of the Collateral in other commercially reasonable ways;

                        (ii) exercise any and all remedies available under law or in equity; and

                        (iii) recover from Debtor all costs and expenses, including attorneys' fees and expenses, incurred by Secured Party in exercising any right or remedy provided for hereunder or by law, which costs and expenses are included in the Obligations secured by the Collateral.

                        (b) Nothing herein shall be construed to limit Secured Party's right to seek a deficiency judgment against Debtor.

                        (c) No delay or omission to exercise any right or remedy of Secured Party upon a default by Debtor will constitute a waiver of any right or remedy of Secured Party or be construed as a waiver of any similar default which occurs later. Debtor waives any right to require Secured Party to proceed against any other person or to exhaust any Collateral or to pursue any other remedy in Secured Party's power.

                        (d) It is the intention of the parties that the grant of the security interest and assignment and pledge of the Collateral to Secured Party, and the exercise by Secured Party of any right or remedy granted in this Agreement, is in addition to all other security interests and remedies given to Secured Party by virtue of any statute or rule of law or any other agreement, all of which security interests and remedies are cumulative and, to the maximum extent permitted by applicable law, may be exercised successively and concurrently without impairing the rights and remedies of Secured Party under this Agreement.

                12. MISCELLANEOUS.

                        (a) SUCCESSORS. The terms of this Agreement will inure to the benefit of and bind the parties hereto and their respective successors, assigns, executors, heirs and legal representatives.

                        (b) ENTIRE AGREEMENT; SEVERABILITY. This Agreement contains the entire security agreement between Secured Party and Debtor with respect to the Pledged Stock and may be modified only by a writing signed by Secured Party and Debtor. If any of the provisions of this Agreement are held invalid or unenforceable, this Agreement will be construed as if not containing the invalid or unenforceable provisions.

                        (c) CHOICE OF LAW. This Agreement will be construed in accordance with and governed by the laws of the State of California.

                        (d) ATTORNEYS' FEES. In any action brought to enforce the terms of this Agreement, the prevailing party will be reimbursed by the losing party for its reasonable costs and expenses incurred in such action, including reasonable attorneys' fees.

                        (e) NOTICES. All notices, requests, demands and other communications to be given pursuant to the terms of this Agreement shall be in writing and shall be delivered personally, telecopied or sent by recognized overnight delivery service, and shall be deemed given when so delivered personally, telecopied or received, as follows

                        (i) If to Secured Party:

                            Saba Software, Inc.
                            2400 Bridge Parkway, Building 12
                            Redwood Shores, CA 94065

                        (ii) If to Debtor:

                            -----------------------------

                            -----------------------------

                            -----------------------------

                        Any party may change its address or telecopier number by prior written notice to the other party.

                        (f) TIME. Time is of the essence of each and every provision of this Agreement.

                        (g) COUNTERPARTS. This Agreement may be executed by facsimile and in any number of counterparts, and when so executed shall have the same force and effect as though all signatures appeared on one document.

        IN WITNESS WHEREOF, the parties have executed this Agreement as of the date and year first above written.

                                        SECURED PARTY:

                                        SABA SOFTWARE, INC.

                                        By:
                                           -------------------------------------
                                        Title:
                                              ----------------------------------

                                        DEBTOR:

                                        ----------------------------------------

                                        ----------------------------------------

                                    EXHIBIT B

                      ASSIGNMENT SEPARATE FROM CERTIFICATE

                FOR VALUE RECEIVED and pursuant to that certain Restricted Stock Purchase Agreement between the undersigned ("Recipient") and Saba Software, Inc. dated __________ ____, 1999 (the "Agreement"), Recipient hereby sells, assigns and transfers unto _______________ _________________ (_________) shares of
Common Stock of Saba Software, Inc. standing in Recipient's name on the books of said corporation represented by Certificate No. _________ herewith and does hereby irrevocably constitute and appoint _____________________________________ ____________________________ to transfer said stock on the books of the within-named corporation with full power of substitution in the premises. THIS ASSIGNMENT MAY ONLY BE USED AS AUTHORIZED BY THE AGREEMENT AND THE EXHIBITS THERETO.

Dated: ________________, 19___          By:
                                           -------------------------------------

Instruction: Please do not fill in any blanks other than the signature line. The purpose of this assignment is to enable the Company to exercise its repurchase option set forth in the Agreement without requiring additional signatures on the part of Recipient.

                                    EXHIBIT C

                       ELECTION UNDER SECTION 83(B) OF THE

                    INTERNAL REVENUE CODE OF 1986, AS AMENDED

                The undersigned taxpayer hereby elects, pursuant to the Internal Revenue Code, as amended, to include in gross income for 1999 the amount of any compensation taxable in connection with the taxpayer's receipt of the property described below:

                1. The name, address, taxpayer identification number and taxable year of the undersigned are:

                TAXPAYER'S NAME: ___________

                SPOUSE'S NAME:

                TAXPAYER'S SOCIAL SECURITY NO.:

                SPOUSE'S SOCIAL SECURITY NO.:

                TAXABLE YEAR: Calendar Year 1999

                ADDRESS:

                2. The property which is the subject of this election is:
___________ shares of Common Stock (the "Shares") of Saba Software, Inc., a Delaware corporation (the "Company").

                3. The Shares were transferred to the undersigned on
___________.

                4. The Shares are subject to the following restriction: Upon a termination of the undersigned's employment with the Company, the Company has the right to repurchase unvested Shares at the original purchase price. The Shares shall vest, and the Company's repurchase right shall lapse, as to ________________ percent (__%) of the Shares on ______________ and as to the remaining _____________ percent (___%) of the Shares in _________________________ installments commencing on ______________.

                5. The fair market value of the property at the time of transfer (determined without regard to any restriction other than a restriction which by its terms will never lapse) is: $___________ per Share x ___________ Shares = $______________.

                6. The undersigned contributed $___________ per Share x ___________ Shares for the Shares transferred or a total of $____________. The undersigned has submitted a copy of this statement to the Company.

                The undersigned has submitted a copy of this statement to the person for whom the services were performed in connection with the undersigned's receipt of the above-described property. The undersigned taxpayer is the person performing the services in connection with the transfer of said property.

                The undersigned will file this election with the Internal Revenue Service office in which he or she files his or her annual income tax return not later than 30 days after the date of transfer of the property. A copy of the election also will be furnished to the person for whom the services were performed. Additionally, the undersigned will include a copy of the election with his or her income tax return for the taxable year in which property is transferred. The undersigned understands that this election will also be effective as an election under California law.

                THE UNDERSIGNED UNDERSTANDS THAT THE FOREGOING ELECTION MAY NOT BE REVOKED EXCEPT WITH THE CONSENT OF THE COMMISSIONER OF THE INTERNAL REVENUE SERVICE.


DATED: __________________, 1999
                                        ----------------------------------------


           The undersigned spouse of taxpayer joins in this election.

DATED: __________________, 1999
                                        ----------------------------------------
                                                   Spouse of Taxpayer

                                    EXHIBIT D

                                CONSENT OF SPOUSE

                I, _____________________, spouse of ___________, have read and approved the foregoing Agreement. In consideration of the right of my spouse to purchase shares of Saba Software, Inc. as set forth in the Agreement, I hereby appoint my spouse as my attorney-in-fact in respect to the exercise of any rights under the Agreement insofar as I may have any rights under the community property laws of the State of California or similar laws relating to marital property in effect in the state of our residence as of the date of the signing of the foregoing Agreement.

Dated:  ____________, 1999              ----------------------------------------